Prepaid Expenses and Other Current Assets (Details) - Schedule of prepaid expenses and other current assets - Prepaid Expenses and Other Current Assets [Member] - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Prepaid Expenses and Other Current Assets (Details) - Schedule of prepaid expenses and other current assets [Line Items]
Prepaid expenses	$ 552	$ 1,453
Government authorities	239	596
Lease deposits		44
Other current assets	298	118
Total	$ 1,089	$ 2,211